                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

/ /  Preliminary Information Statement          / /  Confidential, for Use of the Commission
/X/  Definitive Information Statement                Only (as permitted by Rule 14c-5(d)(2))


--------------------------------------------------------------------------------
                (Name of Registrant As Specified in its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     / /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                       CAPITAL INVESTMENT OF HAWAII, INC.

                             Suite 1700, Makai Tower
                                733 Bishop Street
                             Honolulu, Hawaii 96813
                            Telephone: (808) 537-3981
                               FAX: (808) 523-3025


                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 29, 1999


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Capital Investment of Hawaii, Inc., a Hawaii corporation, will be held at the offices of the Company, Suite 1700, Makai Tower, 733 Bishop Street, Honolulu, Hawaii, on Friday, January 29, 1999 at 9:30 A.M., Hawaiian Standard Time, for the following purposes:

         1. To elect six directors to serve until the next Annual Stockholders' Meeting or until their successors have been duly elected and qualified.

         2.   To elect the auditors.

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only stockholders of record as of the close of business on December 18, 1998 will be entitled to notice of and to vote at such meeting and any adjournments thereof. The stock transfer books will not be closed.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Dean T.W. Ho
                                    Secretary


Dated:  December 18, 1998
Honolulu, Hawaii

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY




                       CAPITAL INVESTMENT OF HAWAII, INC.
                             Suite 1700, Makai Tower
                                733 Bishop Street
                             Honolulu, Hawaii 96813
                            Telephone: (808) 537-3981
                               FAX: (808) 523-3025


                              INFORMATION STATEMENT
                            NOTICE OF ANNUAL MEETING

         The Annual Meeting of Stockholders of the Company will be held at 9:30 A.M., Hawaiian Standard Time, on Friday, January 29, 1999 at the offices of the Company, Suite 1700, Makai Tower, 733 Bishop Street, Honolulu, Hawaii. The notice of the meeting is enclosed with this information statement.


                                  VOTING RIGHTS

         Only stockholders of record at the close of business on December 18, 1998 are entitled to vote at the meeting. As of December 18, 1998, Capital Investment of Hawaii, Inc. has outstanding 1,032,683 shares of common stock no par value. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The stockholders known to be the beneficial owners of more than 5% of the outstanding voting stock (common stock, no par value) of Capital Investment of Hawaii, Inc., are as follows:

                                                                 Amount and
                                                                 nature of
                                                                 beneficial                      Percent
         Name and address of beneficial owner                     ownership                     of class
         ------------------------------------                     ---------                     --------

         Stuart T.K. Ho, Dean T.W. Ho and
         Karen Ho Hong, Trustees of the
         Chinn Ho Trust                                             168,650                        16.3%
              733 Bishop Street, Suite 1700
              Honolulu, Hawaii 96813

         Stuart T.K. Ho                                             252,536  (1)                   24.4%
              733 Bishop Street, Suite 1700
              Honolulu, Hawaii 96813

         Dean T.W. Ho                                               225,850  (2)                   21.9%
              733 Bishop Street, Suite 1700
              Honolulu, Hawaii 96813

         Karen Ho Hong                                              212,425  (3)                   20.6%
              4976 Poola Street
              Honolulu, Hawaii 96821

         Robin Ho Lee                                                77,250                         7.5%
              977 Longridge Road
              Oakland, California 94610


(1)      Includes:       (a)   sole voting and investment power, 22,813 shares.
                         (b)   shared voting and investment power for 168,650
                               shares owned by the Chinn Ho Trust, of which Stuart Ho is one of three trustees, and 29,500 shares owned by the Chinn Ho Foundation, of which Stuart Ho is one of four trustees.
                         (c)   10,850 shares owned by Mary L. Ho, spouse, who
                               has sole voting and investment power.
                         (d) 20,723 shares held in IRA account.

(2)      Includes:       (a)   sole voting and investment power, 27,700 shares.
                         (b)   shared voting and investment power for 168,650
                               shares owned by the Chinn Ho Trust, of which Dean
                               Ho is one of three trustees, and 29,500 shares owned by the Chinn Ho Foundation, of which Dean
                               Ho is one of four trustees.

(3)      Includes:       (a)   sole voting and investment power, 38,775 shares.
                         (b)   shared voting and investment power for 168,650
                               shares owned by the Chinn Ho Trust, of which Karen Ho Hong is one of three trustees.
                         (c)   shared voting and investment power for 5,000
                               shares owned by Karen Ho Hong and Stanley Hong, as Trustees for David Hong.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, six directors of the Company (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of Stockholders or until their respective successors shall be duly elected and qualified. Each of the nominees for director, identified below, is currently a director of the Company. If any of the nominees should be unavailable to serve, other persons shall be designated by the present Board of Directors to serve. In the election of directors, each stockholder shall have the right to vote the number of shares owned by him or her for as many as persons as there are directors to be elected. The six nominees receiving the highest number of votes at the Annual Meeting will be elected.

         Certain information with respect to each nominee is set forth below:

STUART T.K.HO, 63, has been a director of the Company since 1971, Chairman of the Board since 1982, President from 1975 to 1982, Vice President and Secretary from 1966 to 1975. He is also director of Bancorp Hawaii, Inc., College Retirement Equities Fund, Gannett Co., Inc. and Aloha Airgroup, Inc.

DEAN T.W. HO, 60, has been a director since 1981, Vice Chairman since 1988 and Secretary since 1991, President from 1982 to 1987, Executive Vice President from 1975 to 1982, and Vice President from 1965 to 1975.

DONALD M. WONG, 80, has been a director since 1974, Senior Vice President since 1990, Financial Vice President from 1965 to 1990 and Treasurer since 1965.

PEDRO ADA, 68, has been a director since 1971. Mr. Ada is President of Ada's
         Incorporated, a real estate, insurance agency and investment company in Guam and a director of Bank of Guam.

STANLEY W. HONG, 62, has been a director since 1985. He is President and Chief
         Executive Officer of Chamber of Commerce of Hawaii and is a director of Central Pacific Bank and First Insurance Co. of Hawaii.

C.B. SUNG, 73, has been a director since 1985. Mr. Sung is Chairman of Unison
         International and President and Chief Executive Officer of Unison Pacific Corp., a private investment company.

         There are no standing audit, nominating, compensation or other similar committees of the Company's Board of Directors.

         The Company's Board of Directors held six meetings during the fiscal year ended July 31, 1998, which were attended by all of the directors, except one meeting, by five of the six directors.

         The Company's directors are paid a fee of $400 for each director's meeting attended for the fiscal year ended July 31, 1998. Directors who are not employees of the Company also receive $500 quarterly and are reimbursed expenses incurred in attending meetings of the board.

         Stockholders will have cumulative voting rights if and only if not less than 48 hours prior to the time fixed for the Annual Meeting a stockholder of record delivers to the Company's president, vice president, secretary or treasurer, a written request that the Company's directors be elected by cumulative voting.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the number of shares of common stock of the Company reported to the Company as of July 31, 1998, to be beneficially owned by each nominee for director, each continuing director, the chief executive officer, and other executive officers, and all of such persons as a group.


                                                                         BENEFICIAL OWNERSHIP
                                                                         --------------------
                                                                                           Percentage of
                                                                 No. of Shares                 Class
                                                                 -------------                 -----

         Stuart T.K. Ho                                             252,536  (1)               24.4%
              733 Bishop Street, Suite 1700
              Honolulu, Hawaii 96813

         Dean T.W. Ho                                               225,850  (1)               21.9%
              733 Bishop Street, Suite 1700
              Honolulu, Hawaii 96813

         Donald M. Wong                                              39,750                     3.8%
              4440 Malia Street
              Honolulu, Hawaii 96821

         Pedro Ada                                                    5,444                      .5%
              P.O. Box AP
              Agana, Guam 96910

         Stanley W. Hong                                              5,000                      .5%
              4976 Poola Street
              Honolulu, Hawaii 96821

         C.B. Sung                                                    5,000                      .5%
              651 Gateway Boulevard, Suite 880
              South San Francisco, California 94080

         All Directors and Officers of the Company
              (9 Persons)                                           310,730                    27.5%


(1) Includes (a) 168,650 shares owned by the Chinn Ho Trust as to which two executive officers of the Registrant are Trustees. The trust agreement is effective until two years after the death of Mrs. Chinn Ho or at such time as the personal representative of Mrs. Ho's estate is discharged and appropriately released, whichever occurs later, not to exceed 21 years after the death of the last survivor of Chinn Ho, Mrs. Ho and the children of Chinn Ho; and (b) 29,500 shares owned by the Chinn Ho Foundation qualified under Section 501(c)(3) of the Internal Revenue Service Code, as to which four executive officers of the Registrant are Trustees.

                             EXECUTIVE COMPENSATION


         The following table shows the compensation for each of the years ended July 31, 1998, 1997 and 1996 for (a) the Chairman of the Board and President, and (b) executive officers of the Registrant whose annual compensation exceeds $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                        Long-Term Compensation
                                                                                        ----------------------
                                           Annual Compensation                      Awards                 Payouts
                                         ------------------------              ----------------        ---------------
           (a)               (b)        (c)         (d)        (e)            (f)          (g)         (h)         (i)
                                                              Other                                                All
                                                              annual      Restricted     Security                 other
                                                             compen-          stock     Underlying      LTIP      compen-
        Name and                      Salary       Bonus      sation        award(s)     Options/       Payouts   sation
   principal position        Year       ($)         ($)        ($)            ($)        SARs(#)          ($)       ($)
   ------------------        ----       ---         ---        ---            ---       ---------        ---        ---

STUART T.K. HO
Chairman of the
Board and
President                    1998     127,008        -           -             -             -             -         -
                             1997     127,424        -           -             -             -             -         -
                             1996     132,000        -           -             -             -             -         -




                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS



         The Company entered into loan participation agreements during 1997 and 1998 which provided that the Company sell, without recourse, to participants an undivided participating interest in the loans to Pageantry Communities, Inc., Touchstone Development of Utah, LLC and Hearthstone Homes, Inc. Included in the total participants share of the loan commitment to Pageantry Communities, Inc., amounting to $485,550 at July 31, 1997, was $226,590 borrowed from an officer of a subsidiary of the Company. There were no outstanding amounts due to participants on the loan agreement with Pageantry Communities, Inc. at July 31, 1998. Included in the total participants share of the loan commitment to Touchstone Development of Utah, LLC, amounting to $750,000 at July 31, 1997, was $150,000 borrowed from a director of the Company and $75,000 borrowed from an officer of the Company. Included in the total participants share of the loan commitment to Touchstone Development of Utah, LLC, amounting to $391,538 at July 31, 1998, was $78,307 borrowed from a director of the Company and $39,154 borrowed from an officer of the Company. The total participants share of the loan commitment to Hearthstone Homes, Inc., amounting to $119,804 at July 31, 1998, was borrowed from an officer of a subsidiary of the Company.

                              SELECTION OF AUDITORS

         The Board of Directors recommends that the stockholders ratify the selection of KPMG Peat Marwick LLP, certified public accountants, as Capital Investment of Hawaii, Inc.'s auditors for the year ending July 31, 1999. The Company expects that representatives of KPMG Peat Marwick LLP will be present at the meeting. They will be afforded the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

         There were no changes in accountants nor disagreements on accounting or financial disclosure matters for the years ended July 31, 1998 and 1997.


                              FINANCIAL STATEMENTS

         The Annual Report of the Company for the year ended July 31, 1998, including audited financial statements, is being furnished herewith.


                                  OTHER MATTERS

         The management of Capital Investment of Hawaii, Inc. knows of no other matter that may come before the meeting.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ DEAN T.W. HO
                                    Secretary



December 18, 1998
Honolulu, Hawaii